EXHIBIT NO.

   10.45 -- Contract between H Power Corp. and the Naval Surface
            Warfare Center.

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AWARD/CONTRACT                               1. THIS CONTRACT IS A RATED ORDER                  RATING.         PAGE OF PAGES
                                                UNDER DPAS (15 CFR 350)                         D0-510          1      |      15
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2. CONTRACT (PROC. INSC. IDENS.) NO.         3. EFFECTIVE DATE             4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
   N00167-99-C-0002                             See blk #20C                               98ORG2
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5. ISSUED BY                       CODE               N00167            6. ADMINISTERED BY (IF OTHER THAN ITEM 5)     CODE   53101A
Carderock Division, Naval Surface Warfare Center    -------------------                                                    --------
Attn: Code 3323, Gail Mciklejohn Zois (301)227-3605                        DCMC Springfield
9500 MacArthur Blvd                                                        Bldg 1, ARDEC
West Bethesda, MD 20817-5700                                               Picatinny, NJ 07806-5000
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7. NAME AND ADDRESS OF CONTRACTOR (NO. STREET, CITY, COUNTRY, STATE AND ZIP CODE)         8. DELIVERY

H POWER CORPORATION                                                                       / / FOB ORIGIN      /X/ OTHER (SEE BELOW)
ATTN: MR. ARTHUR KAUFMAN                                                                  -----------------------------------------
60 MONTGOMERY ST.                                                                         9. DISCOUNT FOR PROMPT PAYMENT
BELLEVILLE, NY 07109

                                                                                          NET 30 DAYS
                                                                                          -----------------------------------------
                                                                                          10. SUBMIT INVOICES          ITEM
                                                                                          (4 COPIES UNLESS OTHER-
----------------------------------------------------------------------------------        WISE SPECIFIED) TO THE
CODE 02FT2                                          FACILITY CODE                         ADDRESS SHOWN IN:           See Section G
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11. SENT TO/MARK FOR               CODE               N00167            12. PAYMENT WILL BE MADE BY         CODE             SC1032
Carderock Division, Naval Surface Warfare Center    ------------------- DFAS-Columbus Center
Code 28, Mike Ryerly, 9500 MacArthur Blvd.                              DFAS-CO/Minuteman Division, PO Box 182266
West Bethesda, MD 20817-5700                                            Columbus, OH 43218-2041
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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPLE-                14. ACCOUNTING AND APPROPRIATION DATA: M9545098RCR8B8S AA
    TION:                                                               AA 1781319  M3TP  000  00802  0  067443  2D  00000A
    / / TO U.S.C. 23041t1     1 / / 4T U.S.C. 2621C1                    C2223  8BS8P00     $1,337,341.00
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  15A. ITEM NO.                  15B. SUPPLING/SERVICES                 15C. QUANTITY    15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
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                            SEE SCHEDULE B



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    15G. TOTAL AMOUNT OF CONTRACT    $ 1,337,341.00
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                                                   16. TABLE OF CONTENTS
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 (X) SEC.           DESCRIPTION                   PAGE(S)  (X) SEC.                    DESCRIPTION                          PAGE(S)
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                PART I. THE SCHEDULE                                              PART II. CONTRACT CLAUSES
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  X   A    SOLICITATION/CONTRACT FORM                1      X   I    CONTRACT CLAUSES                                         8-14
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  X   B    SUPPLIES OR SERVICES AND PRICES/COSTS     2                  PART D LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
-----------------------------------------------------------------------------------------------------------------------------------
  X   C    DESCRIPTION/SPECS./WORK STATEMENT         3      X   J    LIST OF ATTACHMENTS                                       15
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  X   D    PACKAGING AND MARKING                     4                  PART N REPRESENTATIONS AND INSTRUCTIONS
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  X   E    INSPECTION AND ACCEPTANCE                 4          K    REPRESENTATIONS, CERTIFICATIONS AND
----------------------------------------------------------           OTHER STATEMENTS OF OFFERORS
  X   F    DELIVERIES OR PERFORMANCE                4-5
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  X   G    CONTRACT ADMINISTRATION DATA             5-7         L    INSTRS., CONDS, AND NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
  X   H    SPECIAL CONTRACT REQUIREMENTS            7-8         M    EVALUATION FACTORS FOR AWARD
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                                     CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17.  /X/ CONTRACTOR'S NEGOTIATED AGREEMENT (CONTRACTOR IS        18.  / / AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS DOCUMENT.)
     REQUIRED TO SIGN THIS DOCUMENT AND RETURN 2 COPIES TO            YOUR OFFER ON SOLICITATION NUMBER ___________________,
     ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER         INCLUDING THE ADDITIONS OR CHANGES MADE BY YOU WHICH
     ALL ITEMS OR PERFORM ALL THE SERVICES SET FORTH OR               ADDITIONS OR CHANGES ARE SET FORTH IN FULL ABOVE, IS
     OTHERWISE INDENTIFIED ABOVE AND ON ANY CONTINUATION              HEREBY ACCEPTED AS TO ITEMS LISTED ABOVE AND ON ANY
     SHEETS FOR THE CONSIDERATION STATED HEREIN. THE RIGHTS           CONTINUATION SHEETS. THIS AWARD CONSUMMATES THE CONTRACT
     AND OBLIGATIONS OF THE PARTIES TO THE CONTRACT SHALL BE          WHICH CONSISTS OF THE FOLLOWING DOCUMENTS: (A) THE
     SUBJECT TO AND GOVERNED BY THE FOLLOWING DOCUMENTS:              GOVERNMENT SOLICITATION AND YOUR OFFER, AND (B) THIS AWARD/
     (A) THIS AWARD/CONTRACT, (B) THE SOLICITATION, IF ANY,           CONTRACT. NO FURTHER CONTRACTUAL DOCUMENT IS NECESSARY.
     AND (C) SUCH PROVISIONS, REPRESENTATIONS, CERTIFICATIONS
     AND SPECIFICATIONS, AS ARE ATTACHED OR INCORPORATED BY
     REFERENCE HEREIN. (ATTACHMENTS ARE LISTED HEREIN.)

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19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                   20A.  NAME OF CONTRACTING OFFICER

          ARTHUR KAUFMAN, VICE PRESIDENT                              DOUGLAS M. SMITH
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTUR                   19C. DATE SIGNED      20B. UNITED STATES OF AMERICA              20C. DATE SIGNED

BY  /s/ ARTHUR KAUFMAN                         Oct. 27, 1998    BY   /s/ DOUGLAS M. SMITH                       28 OCT 98
    -----------------------------------------                        ----------------------------------
     (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                        (SIGNATURE OF CONTRACTING OFFICER)
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

RESEARCH AND DEVELOPMENT STREAMLINED SOLICITATION/CONTRACT (RDSS/C) FORMAT.

SECTION B, SUPPLIES OR SERVICES AND PRICES/COSTS.

(B.1) Type of Contract.
      This is a COST REIMBURSEMENT type contract.

*(B.2)

0001 The Contractor shall conduct research in accordance with the Contractor's proposal of 13 Jul 98 and revised cost proposal dated 10 Aug 98 entitled "Development of a High Performance
      2 kW Fuel Cell/Multi-fuel Reformer System".

           The TOTAL ESTIMATED COST (no fee) for this contract is $1,337,341

0002  Data in accordance with DD1423   1  LT  **NSP  **NSP

      **NSP = Not Separately Priced.

This contract is awarded in accordance with DFARS Subpart 235.70, Research and Development Streamlined Contracting Procedures.

All mandatory terms, clauses, and provision, and certain asterisked terms, clauses, and provisions contained in DFARS 235.7006 are incorporated by reference.

The following clauses and provisions are those in effect through FAC 97-05 and DAC 91-13.

RFP N00167-98-BAA-0061, Section K "Representation, Certifications, and Other Statement of Offeror" is hereby incorporated by reference into this contract.

A DD1423 "Contract Data Requirements List" and DD1664, "Data Item Description" are hereby made as an attachment to this contract.

The Government shall have unlimited rights to all technical data delivered under this contract.

                                                                             2
                               N00167-99-C-0002

Unlimited Rights in technical data as defined in Clause 252.227-7013, incorporated into Section I of this contract means the right to use, duplicate, release or disclose, technical data or computer software in whole or in part, in any manner and for any purpose whatsoever, and to have or permit others to do so.

The period of performance under this contract is from the date of contract award through 24 months thereafter.

SECTION C, DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK.

*(C.3)  Contractor's Technical Proposal: The Contractor's proposal dated
        13 Jul 98 and the revised proposal dated 10 Aug 98 entitled "Development of a High Performance 2 kW.Fuel Cell/Multi-fuel Reformer System", submitted under Broad Agency Announcement N00167-98-BAA-0061 issued by the Carderock Division, Naval Surface Warfare Center is hereby incorporated by reference.

        The following is inserted in the contractor's Statement of Work as follows:

        "The Contractor shall integrate the fuel cell stack, reformer, power conditioning electronics, gauges, outlets, fans, and any other accessories needed for stand-alone operation, into a weather resistant container suitable for temporary installation unto the U.S. Army High Mobility Trailer. The system may not occupy more than one quarter of the internal trailer volume and may not exceed the external volume by more than 18 inches".

        The Contractor should be prepared to travel to the Washington D.C. area for progress reviews four times during the life of this contract. The other four quarterly reviews may be held at the Contractor's facility.

        REPORTS: The Contractor must provide monthly progress and expenditure reports, as well as an interim and final report.

                                                                               3
                               N00167-99-C-0002

SECTION D, PACKAGING AND MARKING.

(D.1) COMMERCIAL PACKAGING.

Preservation, packaging, and packing shall provide adequate protection against physical damage during shipment for all deliverable items in accordance with standard commercial practices.

SECTION E, INSPECTION AND ACCEPTANCE.

(E.1) INSPECTION AND ACCEPTANCE

Inspection and acceptance of any and all deliverables under this contract will be accomplished by the Contracting Officer or a designated representative.

(1)  Federal Acquisition Regulation clauses.

*(E.2)    52.246-8    Inspection of Research and Development - Cost-
                      Reimbursement (APR 1984) - Alternate I (APR 1984)

(2)  Defense Federal Acquisition Regulation Supplement clauses.

*(E.5)  252.246-7000  Material Inspection and Receiving Report (JAN 1993)

SECTION F, DELIVERIES OR PERFORMANCE.

(F.1) DELIVERY OF REPORTS.

      (i) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

      (ii) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and the Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

(F.2) FAR 52.242-15 Stop Work Order (AUG 1989) - Alternate 1 (APR 1984)
                                                                              4
                               N00167-99-C-0002

*(F.3) FAR 52.247-55  F.O.B. Point for Delivery of Government-Furnished
                      Property (APR 1984)

*(F.4) The work under this contract shall commence on date of contract award and be completed no later than 24 months thereafter.

SECTION G, CONTRACT ADMINISTRATION DATA.

*(G.4) Contracting Officer's Representative.

       The Contracting Officer's Representative for this contract is:

            CODE 28, MIKE BYERLY
            Carderock Division, NSWC
            Phone 301-227-4221

*(G.5) 5252.232-9001 SUBMISSION OF INVOICES (COST-REIMBURSEMENT)

       (a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

       (b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the Contract Auditor at the address cited below: The Contract Auditor will approve and forward the invoices to the paying office cited in paragraph (b)(2). The cognizant audit agency is:

            DEFENSE CONTRACT AUDIT AGENCY

            Northern New Jersey Branch Office

            Bldg 350 South, Picatinny Arsenal

            Picatinny, NJ 07806

       Following DCAA approval for provisional payment, the contract auditor will forward the invoice directly to the designated office cited in paragraph (b)(2).

       (1) In addition, when invoices are submitted to DCAA for verification and approval, the contractor shall submit one (1) copy of the invoice (marked "Information Copy Only") to the following:

                                                                              5
                               N00167-99-C-0002

TECHNICAL POINT OF CONTACT:

     Carderock, Division, Naval Surface Warfare Center

     Code 28, Mike Byerly

     9500 MacArthur Blvd

     West Bethesda, MD 20817-5700

The technical point of contact shall report any invoice discrepancies directly to the contractor who shall make the required adjustment to the next invoice submitted for payment. The technical point of contact shall ensure that his adjustment has been made.

     (2) Following DCAA Approval, the Contract Auditor shall forward the invoices to:

     DFAS COLUMBUS CENTER
     DFAS-Co/Minuteman Division
     PO Box 182266
     Columbus, OH 43218-2266

     (c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract.

     (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

          (1) Contract line item number (CLIN)
          (2) Subline item number (SLIN)
          (3) Accounting Classification Reference Number (ACRN)
          (4) Payment terms
          (5) Procuring activity
          (6) Date supplies provided or services performed
          (7) Costs incurred and allowable under the contract
          (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

     (e)  A DD Form 250, "Material Inspection and Receiving Report".

          ( ) is required with each invoice submittal.
          (x) is required only with the final invoice
          ( ) is not required.

                                                                               6
                               N00167-99-C-0002

     (f)  A Certificate of Performance

          ( ) shall be provided with each invoice submittal
          (x) is not required

     (g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

     (h) Cost of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

SECTION H, SPECIAL CONTRACT REQUIREMENTS.

(H.1) Section K of the solicitation is hereby incorporated by reference.
      Pursuant to Federal Acquisition Regulation (FAR) 15.406-1(b), Section K of the solicitation is hereby incorporated by reference.

(H.4) Scientific/Technical Information. If not already registered, the Contractor is encouraged to register for Defense Technical Information Center (DTIC) service by contracting the following:

           Defense Technical Information Center
           Attn: Registration Section (DTIC-BCS)
           8725 Joh J. Kingman Rd. Suite 0944
           Fort Belvoir, VA 22060-6218
           Tel (703) 767-8273 or 1-800-CAL-DITC (225-3842)

     To avoid duplication of effort and conserve scientific and technical resources, the Contract is encouraged to search existing sources in DTIC to determine the current state of the art concepts, studies, etc.

*(H.5) List of Data to be Provided with Other Than Unlimited Rights (See
       227.403-70(b) and 252.227-7013(k)).

     With the exception of the technical data or computer software set out below, technical data and computer software to be delivered under this contract shall be furnished with unlimited rights as defined in Section I clause DFARS 252.227-7013.

                                                                              7
                               N00167-99-C-0002

    Items, Components, Processes               Drawing/Document
          Government's
    or Computer Software                       Number or Title
          Rights
    _____________________________             _____________________________
    _____________________________             _____________________________


SECTION I - CONTRACT CLAUSES

52.252-2       CLAUSES INCORPORATED BY REFERENCE
(I.1)

252.201-7000   CONTRACTING OFFICER'S REPRESENTATIVE
(I.109)

52.202-1       DEFINITIONS.
(I.2)

52.203-3       GRATUITIES.
(I.4)

52.203-5       COVENANT AGAINST CONTINGENT FEES.
(I.5)

52.203-7       ANTI-KICKBACK PROCEDURES.
(I.6)

52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL
(I.7)          OR IMPROPER ACTIVITY.

*52.203-10     LIMITATION ON PAYMENTS TO INFLUENCE
(I.43)         CERTAIN FEDERAL TRANSACTIONS.

252.203-7001   SPECIAL PROHIBITION ON EMPLOYMENT.
(I.110)

52.204-4       PRINTING/COPYING DOUBLE SIDED ON
(I.170)        RECYCLED PAPER

                                                                              8
                               N00167-99-C-0002

*252.204-7002  PAYMENT FOR SUBLINE ITEMS NOT
(I.130)        SEPARATELY PRICED.

252.204-7003   CONTROL OF GOVERNMENT PERSONNEL
(I.113)        WORK PRODUCT.

52.209-6       PROTECTING THE GOVERNMENT'S
(I.8)          INTEREST WHEN SUBCONTRACTING WITH
               CONTRACTORS DEBARRED, SUSPENDED, OR
               PROPOSED FOR DEBARMENT.

252.209-7000   ACQUISITION FROM SUBCONTRACTORS SUBJECT
(I.114)        TO ONSITE INSPECTION UNDER THE
               INTERMEDIATE-RANGE NUCLEAR FORCES (INF)
               TREATY.

52.215-2       AUDIT AND RECORDS--NEGOTIATION
(I.172)

52.215-8       ORDER OF PRECEDENCE.
(I.13)

*52.215-10     PRICE REDUCTION FOR DEFECTIVE COST
(I.46)         OR PRICING DATA

*52.215-12     SUBCONTRACTOR COST OR PRICING DATA.
(I.48)

52.215-14      INTEGRITY OF UNIT PRICES.
(I.12)

*52.215-15     TERMINATION OF DEFINED BENEFIT
(I.50)         PENSION PLANS.

*52.215-18     REVERSION OR ADJUSTMENT OF PLANS
(I.52)         FOR POST-RETIREMENT BENEFITS OTHER
               THAN PENSIONS (PRB).

52.215-19      NOTIFICATION OF OWNERSHIP CHANGES
(I.174)

*52.215-21     REQUIREMENTS FOR COST OR PRICING
(I.175)        DATA OR INFORMATION OTHER THAN COST
               OR PRICING DATA-MODIFICATIONS

                                                                              9
                               N00167-99-C-0002

*252.215-7000  PRICING ADJUSTMENTS
(I.132)

*252.215-7002  COST ESTIMATING SYSTEM REQUIREMENTS
(I.133)

52.216-7       ALLOWABLE COST AND PAYMENT.
(I.14)

52.216-11      COST CONTRACT-NO FEE
(I.55)

52.219-8       UTILIZATION OF SMALL, SMALL
(I.178)        DISADVANTAGED AND WOMEN-OWNED SMALL
               BUSINESS CONCERNS.

*52.222-2      PAYMENT FOR OVERTIME PREMIUMS. (ZERO)
(I.68)

52.222-3       CONVICT LABOR.
(I.19)

52.222-26      EQUAL OPPORTUNITY.
(I.20)

*52.222-28     EQUAL OPPORTUNITY PREAWARD
(I.69)         CLEARANCE OF SUBCONTRACTS.

52.222-35      AFFIRMATIVE ACTION FOR DISABLED
(I.21)         VETERANS AND VETERANS OF THE VIETNAM ERA

52.222-36      AFFIRMATIVE ACTION FOR DISABLED
(I.22)         WORKERS.

52.222-37      EMPLOYMENT REPORTS ON DISABLED VETERANS
(I.23)         AND VETERANS OF THE VIETNAM ERA.

*52.223-2      CLEAR AIR AND WATER.
(I.70)

52.223-6       DRUG-FREE WORKPLACE.
(I.24)

                                                                             10
                               N00167-99-C-0002

52.223-14      TOXIC CHEMICAL RELEASE REPORTING
(I.184)

*252.223-7004  DRUG-FREE WORK FORCE.
(I.144)

52.225-11      RESTRICTIONS ON CERTAIN FOREIGN
(I.25)         PURCHASES.

252.225-7012   PREFERENCE FOR CERTAIN DOMESTIC
(I.115)        COMMODITIES.

252.225-7031   SECONDARY ARAB BOYCOTT OF ISRAEL.
(I.116)

*52.226-1      UTILIZATION OF INDIAN ORGANIZATIONS
(I.73)         AND INDIAN-OWNED ECONOMIC
               ENTERPRISES.

52.227-1       AUTHORIZATION AND CONSENT. --
(I.26)         ALTERNATE I

52.227-2       NOTICE AND ASSISTANCE REGARDING
(I.27)         PATENT AND COPYRIGHT INFRINGEMENT.

*52.227-12     PATENT RIGHTS - RETENTION BY THE
(I.76)         CONTRACTOR (LONG FORM)

*252.227-7013  RIGHTS IN TECHNICAL DATA-NONCOMMERCIAL
(I.187)        ITEMS (NOV 1995)

*252.227-7014  RIGHTS IN NONCOMMERCIAL COMPUTER
(I.189)        SOFTWARE AND NONCOMMERCIAL COMPUTER
               SOFTWARE DOCUMENTATION (JUN 1995)

252.227-7016   RIGHTS IN BID OR PROPOSAL INFORMATION
(I.192)

*252.227-7019  VALIDATION OF ASSERTED RESTRICTIONS
(I.195)        -COMPUTER SOFTWARE (JUN 1995)

252.227-7030   TECHNICAL DATA - WITHHOLDING OF
(I.120)        PAYMENT. (OCT 1988)

                                                                             11
                               N00167-99-C-0002

*252.227-7036  CERTIFICATION OF TECHNICAL DATA
(I.155)        CONFORMITY. (JAN 1997)

252.227-7037   VALIDATION OF RESTRICTIVE MARKINGS
(I.121)        ON TECHNICAL DATA. (NOV 1995)

52.228-7       INSURANCE - LIABILITY TO THIRD
(I.78)         PERSONS.

*52.230-2      COST ACCOUNTING STANDARDS.
(I.82)

*52.230-3      DISCLOSURE AND CONSISTENCY OF COST
(I.83)         ACCOUNTING PRACTICES.

*52.230-6      ADMINISTRATION OF COST ACCOUNTING
(I.84)         STANDARDS.

252.231-7000   SUPPLEMENTAL COST PRINCIPLES.
(I.122)

52.232-9       LIMITATION ON WITHHOLDING OF
(I.29)         PAYMENTS.

*52.232-17     INTEREST.
(I.85)

*52.232-20     LIMITATION OF COST.
(I.86)

52.232-23      ASSIGNMENT OF CLAIMS.
(I.30)

52.232-25      PROMPT PAYMENT.
(I.31)

252.232-7006   REDUCTION OR SUSPENSION OF CONTRACT
(I.123)        PAYMENTS UPON FINDING OF FRAUD.

52.233-1       DISPUTES.
(I.33)

                                                                             12
                               N00167-99-C-0002

52.233-3       PROTEST AFTER AWARD. - ALTERNATE
(I.34)         I (JUN 1985)

252.235-7010   ACKNOWLEDGEMENT OF SUPPORT
(I.185)        AND DISCLAIMER

252.235-7011   FINAL SCIENTIFIC OR TECHNICAL
(I.186)        REPORT

52.242-1       NOTICE OF INTENT TO DISALLOW COSTS.
(I.35)

*52.242-3      PENALTIES FOR UNALLOWABLE COSTS
(I.180)

52.242-4       CERTIFICATION OF INDIRECT COSTS
(I.181)

52.242-13      BANKRUPTCY.
(I.36)

252.242-7000   POSTAWARD CONFERENCE.
(I.124)

*52.243-2      CHANGES - COST-REIMBURSEMENTS. --
(I.94)         ALTERNATE V (APR 1984)

52.244-2       SUBCONTRACTS (COST-REIMBURSEMENT
(I.37)         AND LETTER CONTRACTS.) --
               ALTERNATE I (AUG 1996)

52.244-5       COMPETITION IN SUBCONTRACTING.
(I.38)

52.244-6       SUBCONTRACTS FOR COMMERCIAL ITEMS
(I.182)        AND COMMERCIAL COMPONENTS

*52.245-5      GOVERNMENT PROPERTY
(I.97)         (COST-REIMBURSEMENT,
               TIME-AND-MATERIAL, OR LABOR-HOUR
               CONTRACTS).

                                                                             13
                               N00167-99-C-0002

52.247-1       COMMERCIAL BILL OF LADING NOTATIONS.
(I.39)

252.247-7023   TRANSPORTATION OF SUPPLIES BY SEA
(I.126)

*52.249-6      TERMINATION (COST-REIMBURSEMENT).
(I.107)

52.249-14      EXCUSABLE DELAYS.
(I.40)

52.253-1       COMPUTER GENERATED FORMS.
(I.41)

                                                                             14
                               N00167-99-C-0002

PART III-LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS.

SECTION J, LIST OF ATTACHMENTS.

*(J.1) List of Attachments:

SF 33     Solicitation Offer/Award

DD 1423   Contract Data Requirements List

DD1664    Data Item Description

                                                                             15
                               N00167-99-C-0002

-----------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                            ?pm Approved
                                                                             OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No.
listed in Block 6.
-----------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        B. EXHIBIT             C. CATEGORY:
        001                                                TOP ______________ TM. _____________ OTHER _____________________________
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM / ITEM                               E. CONTRACT / PR NO.                   F. CONTRACTOR
       2KW FUEL CELL                                    980RG2                                    H POWER CORP
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.      2. TITLE OF DATA ITEM                                         3. SUBTITLE
      A001                    PROGRESS REPORT (STUDIES)                                    Monthly Status Report
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION DOCUMENT NO.)     5. CONTRACT REFERENCE                   8. REQUIRING OFFICE
            DI-ADMN-81313                                  SOW                                         NSWC CD Code 28
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REG     8. DIST STATEMENT        10. FREQUENCY         12. DATE OF FIRST SUBMISSION   14.       DISTRIBUTION
                     REQUIRED                                                                   -----------------------------------
      LT                                   MNTHLY                    45 DAC                                          b. COPIES
--------------                      ----------------------------------------------------------                  -------------------
8. APP CODE                           11. AS OF DATE        13. DATE OF SUBSEQUENT              A. ADDRESSEE                Final
                                                                SUBMISSION                                      Draft    ----------
                                                                  NLT 10th of Month                                      Reg  Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                     NSWC CD                   2     0
                                                                                                -----------------------------------
                                                                                                9500 MacArthur
                                                                                                -----------------------------------
                                                                                                W. Bethesda, MD
                                                                                                -----------------------------------
                                                                                                15. TOTAL    --------    2      0
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.      2. TITLE OF DATA ITEM                                         3. SUBTITLE
      A002                 Funds and Man-Hour Expenditure Report                             Monthly Status Report
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION DOCUMENT NO.)     5. CONTRACT REFERENCE                   8. REQUIRING OFFICE
            DI-FNCL-80331                                  SOW                                         NSWC CD Code 28
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REG     8. DIST STATEMENT        10. FREQUENCY         12. DATE OF FIRST SUBMISSION   14.       DISTRIBUTION
                     REQUIRED                                                                   -----------------------------------
      LT                                   MNTHLY                    45 DAC                                          b. COPIES
--------------                      ----------------------------------------------------------                  -------------------
8. APP CODE                           11. AS OF DATE        13. DATE OF SUBSEQUENT              A. ADDRESSEE                Final
                                                                SUBMISSION                                      Draft    ----------
                                                                  NLT 10th of Month                                      Reg  Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                     NSWC CD                   2     0
                                                                                                -----------------------------------

                                                                                                -----------------------------------

                                                                                                -----------------------------------
                                                                                                15. TOTAL    --------    2      0
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.      2. TITLE OF DATA ITEM                                         3. SUBTITLE
      A003                    Scientific and Technical Report                              Interim Technical Report
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION DOCUMENT NO.)     5. CONTRACT REFERENCE                   8. REQUIRING OFFICE
            DI-MISC-80711                                  SOW                                         NSWC CD Code 28
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REG     8. DIST STATEMENT        10. FREQUENCY         12. DATE OF FIRST SUBMISSION   14.       DISTRIBUTION
                     REQUIRED                                                                   -----------------------------------
      LT                                         OTIME                    450DAC                                     b. COPIES
--------------                      ----------------------------------------------------------                  -------------------
8. APP CODE                           11. AS OF DATE        13. DATE OF SUBSEQUENT              A. ADDRESSEE                Final
                                                                SUBMISSION                                      Draft    ----------
                                                                  NLT 10th of Month                                      Reg  Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                     NSWC CD                   4     0
                                                                                                -----------------------------------

                                                                                                -----------------------------------

                                                                                                -----------------------------------
                                                                                                15. TOTAL    --------     4     0
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.      2. TITLE OF DATA ITEM                                         3. SUBTITLE
      A004                    Scientific and Technical Report                              Final Technical Report
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION DOCUMENT NO.)     5. CONTRACT REFERENCE                   8. REQUIRING OFFICE
            DI-MISC-80711                                  SOW
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REG     8. DIST STATEMENT        10. FREQUENCY         12. DATE OF FIRST SUBMISSION   14.       DISTRIBUTION
                     REQUIRED                                                                   -----------------------------------
      LT                                       OTIME                    720DAC                                       b. COPIES
--------------                      ----------------------------------------------------------                  -------------------
8. APP CODE                           11. AS OF DATE        13. DATE OF SUBSEQUENT              A. ADDRESSEE                Final
                                                                SUBMISSION                                      Draft    ----------
                                                                  NLT 10th of Month                                      Reg  Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                     NSWC CD                   4     0
                                                                                                -----------------------------------

                                                                                                -----------------------------------

                                                                                                -----------------------------------
                                                                                                15. TOTAL    --------     4     0
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                   H. DATE              I. APPROVED                                            J. DATE
   /S/ MICHAEL BVERLY                                    /S/ GREGORY DOERRER
   Michael Bverly                   8/5/98               Gregory Doerrer                                        8/5/98
-----------------------------------------------------------------------------------------------------------------------------------

                       DATA ITEM DESCRIPTION FORM APPROVED


                                                                       OMB NO. 8704-0188

1. Title                                                               2. Identification Number
         Scientific and Technical Reports                                DI-MISC-80711

3. Description/ Purpose

         3.1 Scientific and Technical Reports describe and disseminate to the analytical, scientific and technical community the precise nature and results of analytical studies, research, development, test and evaluation (RDT&E) on an assigned task(s). Scientific and Technical Reports may be definitive for the subject presented, exploratory in nature, or an evaluation of critical subsystem or of technical problems.

4. Approval Date

5. Office of Primary Responsibility (OPR)

6a. DTIC Applicable
    (YYMMDO)                  8/DD                                              X
       881202

6b. GIDEP Applicable

7. Application/ Interrelationship

7.1 This DID contains the format requirements and preparation instructions for the information product generated by the specific and discrete task requirement as delineated in the contract.

7.2      This DID is applicable to the organization, preparation and product of technical publications.

7.3      This DID supersedes UDI-S-23272C, DI-S-4057 and DI-S-3591A.

7.4      Defense Technical Information Center (DTIC) Cameron Station Alexandria, VA 22304-6145

8. Approval Limitation              9a. Applicable Forms            9b. AMSC Number

                                                                                   SF 298                                    S4578

10. Preparation Instructions

10.1 REFERENCE DOCUMENT. The applicable issue of the documents cited herein, including their approval dates and dates of any applicable amendments, notices, and revisions, shall be as specified in the contract.

10.2 Document format shall be in accordance with ANSI 239.18 Scientific and Technical Reports, Organization, Preparation and Production. 10.3 Document content shall be clearly written, describe accomplishments and other facts adequately and with no technical errors, and be acceptable for release. If
Scientific and Technical Reports when sent to DTIC are marked unclassified unlimited they should be accompanied by a letter certifying that they have been cleared for public release and sale, to include foreign nationals.

11. Distribution Statement

                  DISTRIBUTION STATEMENT A. Approved for public release; distribution is unlimited.

DD Form 1664, Mar 87                     (JUN 86 EDITION MAY BE USED UNTIL EXHAUSTED)                 Page 1 of 1 Pages
         *U.S. Government Printing Office: 604-033/80300
Attachment B                                                                                      3797  01

DATA ITEM DESCRIPTION                           Form Approved

                                                   OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data source, gathering and maintaining the data needed, and competing and reviewing the collection of information. Including suggestors for reducing this burden, to Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 120A, Arlington VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188). Washington DC 20503.

1.       TITLE:            Progress Report (Studies)

2.       IDENTIFICATION NUMBER:     DI-ADMN-81313

3.       DESCRIPTION/PURPOSE:

3.1 To summarize the status of studies conducted by the contractor during the reporting period.

4.       APPROVAL DATE (YYMMDD):
                  930125

5.       OFFICE PRIMARY RESPOSIBILITY (OPR):
                  G/N33

6a.      DTIC APPLICABLE

6b.      GIDER APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP:

7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data resulting from the work task described by MIL-STD-847.

7.2 This DID is can be used in conjuction with DI-FNCL-80331, DI-MGMT-80507A

7.3      This DID supersedes DI-A-5014A

8.       APPROVAL LIMITATION

9A.      APPLICABLE FORMS

9B.      AMSC NUMBER:
                  G6889

10.      PREPARATION INSTRUCTIONS:

10.1 CONTENT. The report shall include:

10.1.1 The work accomplished on the project during the reporting period, including theoretical studies conducted, results of these studies, and how they apply to the project. This discussion shall be broken down by functional components in the same manner as is done on program charts or other reports required.

10.1.2 A summary of the status of the project including statement(s) as to whether the work is on schedule and if not, efforts planned to meet the schedule.

10.1.3 Other information which may cause a significant change in the work schedule.

10.1.4 Graphs, drawings, photographs, and other graphic material showing results/status of the study for the period of time covered by the report.

10.1.5   Recommendations and proposals.

10.1.6   Summary of future plans for the project.

                                                    (Continued on Page 2)

11.      DISTRIBUTION STATEMENT:

DISTRIBUTION STATEMENT A:           Approved for public release: distribution is
                                    unlimited

DD Form 1664, APR 98                    Previous editions are obsolete
3797     019

10.2     FORMAT. The report shall be prepared as follows:

10.2.1 It shall be typewritten or otherwise duplicated in non-fading ink on 8" x 101/2" or 81/2" x 11" paper.

                             PROGRESS REPORT (STUDIES)
                                  DI-ADMIN-81313


BLOCK 10 PREPARATION INSTRUCTION - REVISION


Progress reports shall be submitted electronically and formatted as follows:


MESSAGE TITLE:              2kW-HPC-(Year)-(month)

Year = 2 digit year abbreviation, such as 98
Month = 3 letter abbreviation, such as SEP

The text of the progress report shall be in the body of the message, NOT an attachment.


CONTENT:  The report shall include the following:

10.1.1 - Summary of Major Events for Reporting Period (200 words or less)

10.1.2 - Technical status at program level

10.1.3 - Efforts accomplished, at program and sub-element level

10.1.4 - Efforts planned for next month

10.1.5 - Trips made / persons met

10.1.6 - Fiscal summary in the following format:




   MONTH           Monthly                      Cumulative
              Planned    Actual           Planned         Actual
                (K)       (K)               (K)             (K)
   Sep 98       100        96               100              96
   Oct 98       200       155               300             251
   Nov 98        -         -                 -               -
     -           -         -                 -               -
     -           -         -                 -               -




DISTRIBUTION


GallagherMA@crbesmtp.dt.navy.mil
ByerlyMS@crbesmlp.dt.navy.mil
StuberMA@crbesmtp.dt.navy.mil


-------------------------------------------------------------------------------
                       DATA ITEM DESCRIPTION                 Form Approved
                                                             OMB No. 0704-0189
-------------------------------------------------------------------------------
2. TITLE                                            1. IDENTIFICATION NUMBER

   FUNDS AND MAN-HOUR EXPENDITURE REPORT               DI-FNCL-80331

-------------------------------------------------------------------------------
3. DESCRIPTION/PURPOSE
   3.1  This report provides Government visibility into contractor expenditures for labor, materials, travel and other contract charges.  It tracks these expenditures against baseline values, and provides to-completion estimates.


-------------------------------------------------------------------------------
4. APPROVAL DATE   5. OFFICE OF  (OPR)           6a. DTIC       6b. GLOEP
   (YYMMDD)        PRIMARY RESPONSIBILITY        APPLICABLE      APPLICABLE

     870227             G/T213
-------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP
   7.1  This DID contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.
   7.2  This DID is applicable to time and material, research and development and other contracts where use of Cost Performance Reporting (CPR) or
   Cost/Schedule Status Reporting (C/SSR) are not appropriate.  It is not applicable on fixed-price contracts.  It is acquired on a periodic basis.

                                                  (Continued on Page 2)
-------------------------------------------------------------------------------
8. APPROVAL LIMITATION             9a. APPLICABLE FORMS        9b. AMSC NUMBER
                                                                     G4079
-------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS

   10.1 GENERAL. The Funds and Man-Hour Expenditure Report shall contain the following data:

        a. A tabular listing of funding and man-hour expenditures inclusive of the reporting period compared to original baseline values, including to-completion estimates.

        b.  A graphical plot of planned versus actual funding expenditures.

        c. A graphical plot of planned and actual percentage of work completed.

   10.2 SCOPE. Each task, job-order, sub-task, or unit of work will be separately addressed. If schedule or milestone reporting is also a reporting requirement under the contract, the breakdown of work task elements should be consistent with that reporting.

   10.3 FORMAT AND CONTENT.  The report shall contain the following:

   10.3.1 FUNDS AND MAN-HOUR EXPENDITURE SUMMARY. This chart shall contain the following data elements (See Figure 1):

   10.3.1.1 ORIGINAL NEGOTIATED CONTRACT.  A summary of all cost elements associated with the original negotiated contract.  This is defined as the contractor's original cost proposal, as negotiated and accepted by the
   Government.  It is that cost as it appears on the original contract document.  Its elements shall contain that cost estimate breakdown by category (i.e., direct labor (Sr. Engineer, Jr. Engineer, draftsman, engineering shop, etc.), burden/overhead, material/parts, travel, subsistence, fringe, General and
                                                  (Continued on Page 2)
-------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT

   DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

-------------------------------------------------------------------------------

DD Form 1664, June 86      PREVIOUS EDITIONS ARE OBSOLETE     PAGE 1 OF 5 PAGES
                                                                  ---  ---

                                 DI-FNCL-80331

7.3 It is not intended that all the requirements contained herein should be applied to every contract or program phase. Portions of this DID are subject to deletion tailoring depending on the management requirements of the solicitation/contract in which it is applied.

7.4 This DID is related to DI-A-5016, Project Planning/Actual Progress Chart (Other than fixed price contracts), and DI-FNCL-80003, Man-Hour Expenditure Chart.

7.5  This DID supersedes DI-A-5001B, DI-A-5003F and U-A-5595.

-------------------------------------------------------------------------------

Block 10. Preparation Instructions (Continued)

Administrative (G & A) fee, outstanding commitments, etc.), as provided in the accepted proposal. Items and amounts specified in this entry shall remain constant on successive reports during the term of the contract.

10.3.1.2 LATEST NEGOTIATED CONTRACT CHANGES. A summary of the latest negotiated contract changes. It shall be a recapitulation of the 10.3.1.1 data elements reflecting all subsequent changes resulting from the contract modifications. Breakdown by category shall be as provided in 10.3.1.1 unless altered by a contract modification. Indicate "none" if revised proposals have no effect.

10.3.1.3 REPORTING PERIOD EXPENDITURES. Expenditure data for the current reporting period for the work task categories used in 10.3.1.1 or 10.3.1.2 (as applicable), and covering man hours, funds, and the change (new orders minus fulfilled orders) in outstanding commitments.

10.3.1.4 CUMULATIVE EXPENDITURE TO DATE. Cumulative man hour, funds and outstanding commitments expenditure data through the current reporting period for the work task categories used in 10.3.1.1 and 10.3.1.2 (as applicable). Additionally, show the cumulative costs as a percentage of the 10.3.1.1 or
10.3.1.2 costs.

10.3.1.5 ESTIMATED COST-TO-COMPLETE. The estimated costs required to complete the work task from the reporting date to the date of completion. This estimate shall be defined by categories as they appear in 10.3.1.1 or
10.3.1.2.  All estimates shall be justified.

10.3.1.6 LATEST COST ESTIMATE. An estimate of the final total cost at completion of the work effort. This is derived from 10.3.1.4 and 10.3.1.5. Deviations between the original contract and/or latest negotiated contract change shall be justified/explained in footnote remarks.

10.3.2 FUNDS EXPENDITURE GRAPH. A funds expenditure graph shall be included. The graph shall be reproducible to enable periodic changes reflecting current contract funding status to be entered. The graph shall portray, on a periodic basis, the planned versus actual total dollar expenditures and the percentage of the total contract dollars that the expenditure represents (See Figure 2).

PAGE 2 OF 5 PAGES

                                 DI-FNCL-80331

10.3.3 WORK COMPLETED GRAPH. A work completed graph shall be included that reflects the percentage of work completed to the contractor through the current reporting period. The graph shall plot actual completion versus planned completion, and shall be maintained current and be fully legible and reproducible (See Figure 3).



                                                              PAGE 3 OF 5 PAGES

                                 DI-FNCL-80331



----------------------------------------------------------------------------------------------------------------------------------
DATE PREPARED:                             FUNDS AND MAN HOUR EXPENDITURE          SUMMARY/WORK PACKAGE TITLE
              --------------------                    SUMMARY                                                --------------------
CONTRACT NO:                                                                       REPORTING PERIOD:
            ----------------------                                                                  -----------------------------
CONTRACTOR:
           -----------------------
----------------------------------------------------------------------------------------------------------------------------------
                                      A                  B                   C                   D                  E        F
----------------------------------------------------------------------------------------------------------------------------------
                               ORIG. NEGOTIATED   LATEST NEGOTIATED   REPORTING PERIOD       CUMULATIVE
                                  CONTRACT        CONTRACT CHANGES      EXPENDITURES     EXPENDITURES TO DATE
                               ------------------------------------------------------------------------------   ESTIMATED  LATEST
                                 A1        A2       B1        B2        C1        C2     D1     D2       D3      COST TO    COST
                               ------------------------------------------------------------------------------   COMPLETE  ESTIMATE
                                 MAN     DOLLAR     MAN     DOLLAR      MAN     DOLLAR  TOTAL  DOLLAR  %DOLLAR             C2 + E
                                HOURS     VALUE    HOURS     VALUE     HOURS     VALUE   MAN   VALUE    VALUE
                                                                                        HOURS
----------------------------------------------------------------------------------------------------------------------------------
1. DIRECT LABOR
     (EMPLOYEE CLASS)                                                                ------------------------------------------
     (              )                    $                  $                   $      *THESE FIGURES SHALL BE CALCULATED AS A
     (              )                                                                   PERCENTAGE OF THE LATEST NEGOTIATED
     (              )                                                                   CONTRACT CHANGES, NEGOTIATED CONTRACT,
     (              )                                                                   IF ANY, OTHERWISE AS A PERCENTAGE OF
     (              )                                                                   THE ORIGINAL NEGOTIATED CONTR
     (              )                                                                 **THE INCURRENCE OF EXPENDITURES IN
     (              )                                                                   EXCESS OF THE CONTRACT AMOUNT REQUIRES
                                                                                        APPROPRIATE AUTHORIZATIONS BY THE
                                                                                        CONTRACTING OFFICER
                                                                                     ***COMPLETED PURCHASE ORDERS AT END OF
                                                                                        REPORTING PERIOD.
                                                                                     ------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   TOTAL LABOR                          $                   $                   $              $                $         $
                               ---------------------------------------------------------------------------------------------------
   BURDEN/OVERHEAD                      $                   $                   $              $                $         $
----------------------------------------------------------------------------------------------------------------------------------
2. TOTAL LABOR & BURDEN/OVERHEAD        $                   $                   $              $                $         $
                                       ----                ----                ----           ----             ----      ----
3. MATERIALS & PARTS                    $                   $                   $              $                $         $
                                       ----                ----                ----           ----             ----      ----
4. TRAVEL EXPENSES                      $                   $                   $              $                $         $
                                       ----                ----                ----           ----             ----      ----
5. OTHER DIRECT COSTS &                 $                   $                   $              $                $         $
----------------------------------------------------------------------------------------------------------------------------------
6. SUB-TOTAL COSTS
   & (SUM OF 2 THROUGH 6)               $                   $                   $              $                $         $
                                       ----                ----                ----           ----             ----      ----
7. GENERAL & ADMINISTRATIVE
   COSTS                                $                   $                   $              $                $         $
----------------------------------------------------------------------------------------------------------------------------------
8. TOTAL COST
   (SUM OF 6 & 7)                       $                   $                   $              $                $         $
                                       ----                ----                ----           ----             ----      ----
9. FEE (OR PROFIT)                      $                   $                   $              $                $         $
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CONTRACT AMOUNT &
(SUM OF 8 & 9)                          $                   $                   $              $                $         $
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING COMMITMENTS                                                         $              $                          $
----------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMITMENTS AND
EXPENDITURES                                                                    $              $                          $
----------------------------------------------------------------------------------------------------------------------------------




NOTE: THIS FIGURE SERVES ONLY AS AN ILLUSTRATION OF THE TYPES OF ENTRIES RE????ED FOR A FUNDS AND MAN HOURS EXPENDITURE SUMMARY AND PROVIDES A SAMPLE FORMAT.

                FIGURE 1.  SAMPLE FUNDS AND MAN HOUR EXPENDITURE SUMMARY


PAGE 4 OF 5 PAGES

                                 DI-FNCL-80331


                     FUNDS EXPENDITURE AND WORK COMPLETED GRAPHS

[GRAPH]






                          FIGURE 2. FUNDS EXPENDITURE GRAPH





[GRAPH]




                       FIGURE 3. PERCENT WORK COMPLETED GRAPH




                                                              PAGE 5 OF 5 PAGES